                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC 20549


                         ____________________________

                                   FORM 8-K

                                CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15 (d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (date of earliest event report)                May 17, 1999
                                                        ------------------------

The Money Store Residential Trust 1998-I and the Originators as listed below under a Pooling and Servicing Agreement dated as of February 28, 1998 providing for the issuance of The Money Store Residential Loan Certificates, Series 1998-I


                               TMS Mortgage Inc.
                       The Money Store Home Equity Corp.
                       The Money Store/ Minnesota Inc.
                       The Money Store/ Kentucky Inc.
                       The Money Store/ D.C. Inc.
                       --------------------------
             (Exact name of registrant as specified in its charter)


New Jersey                                                           Applied For
----------                                                           -----------

(State or other                   (Commission                      (IRS Employer
jurisdiction of                  File Number)                        ID Number)
incorporation)


2840 Morris Avenue, Union, New Jersey 07083
--------------------------------------------------
(Address of principal executive officer)


Registrant's Telephone Number,
including area code:                                              (908) 686-2000
                                                                  --------------

                           n/a
-------------------------------------------------------------
(Former name or former address, if changed since last report)

Item 5         Other Events
               ------------

     Attached herein as Annex A is a copy of the Monthly Statement sent to Class A Certificate holders with respect to the May 17, 1999 Remittance Date.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.





                                                            THE MONEY STORE INC.


                                                            By: /s/ Arthur Lyon
                                                            --------------------
                                                                    Arthur Lyon
                                                             Sr. Vice President


Dated:    05/28/99

                            SERVICER'S CERTIFICATE

     IN ACCORDANCE WITH SECTION 6.10 OF THE POOLING AND SERVICING AGREEMENT DATED AS OF FEBRUARY 28,1998, THE MONEY STORE INC REPORTS THE FOLLOWING INFORMATION PERTAINING TO THE RESIDENTIAL TRUST 1998-I FOR THE MAY 12, 1999 DETERMINATION DATE

1.   AGGREGATE AMOUNT RECEIVED                                                      $    4,807,141.23


     LESS: SERVICE FEE                                                                      34,110.26
           CONTINGENCY FEE                                                                  34,110.26
           OTHER SERVICER FEES (Late Charges / Escrow)                                      49,866.55
           UNREIMBURSED MONTHLY ADVANCES                                                    17,253.25
                                                                                    -----------------

                                                                                           135,340.32
     PLUS: MONTHLY ADVANCE - INCLUDING
             COMPENSATING INTEREST                                                               0.00
           PRE-FUNDING ACCOUNT TRANSFER                                                          0.00
           CAPITALIZED INTEREST ACCOUNT TRANSFER                                                 0.00
                                                                                    -----------------

                                                                                                 0.00
     AMOUNT WITHDRAWN FROM THE CERTIFICATE
     ACCOUNT PURSUANT TO SECTION 6.01(b)(vi)                                                     0.00

                                                                                    -----------------
     AVAILABLE REMITTANCE AMOUNT (I-2)                                                   4,671,800.91
                                                                                    =================


2.   (A) CLASS A-1 PRINCIPAL BALANCE AS REPORTED
              IN PRIOR SERVICER'S CERTIFICATE                                           14,768,561.26

     (B) CLASS A-2 PRINCIPAL BALANCE AS REPORTED
              IN PRIOR SERVICER'S CERTIFICATE                                           19,745,000.00

     (C) CLASS A-3 PRINCIPAL BALANCE AS REPORTED
              IN PRIOR SERVICER'S CERTIFICATE                                           29,277,000.00

     (D) CLASS A-4 PRINCIPAL BALANCE AS REPORTED
              IN PRIOR SERVICER'S CERTIFICATE                                           23,496,000.00

     (E) CLASS A-5 PRINCIPAL BALANCE AS REPORTED
              IN PRIOR SERVICER'S CERTIFICATE                                           17,989,000.00

     (F) CLASS M-1 PRINCIPAL BALANCE AS REPORTED
              IN PRIOR SERVICER'S CERTIFICATE                                           22,500,000.00

     (G) CLASS M-2 PRINCIPAL BALANCE AS REPORTED
              IN PRIOR SERVICER'S CERTIFICATE                                           19,000,000.00

     (H) CLASS B PRINCIPAL BALANCE AS REPORTED
              IN PRIOR SERVICER'S CERTIFICATE                                           13,500,000.00

3.   PRINCIPAL DISTRIBUTION AMOUNTS:
     CLASS A-1                                                                           3,745,727.83
     CLASS A-2                                                                                   0.00
     CLASS A-3                                                                                   0.00
     CLASS A-4                                                                                   0.00
     CLASS A-5                                                                                   0.00
     CLASS M-1                                                                                   0.00
     CLASS M-2                                                                                   0.00
     CLASS B                                                                                     0.00

TOTAL  PRINCIPAL DISTRIBUTION AMOUNT:                                                    3,745,727.83

4. (A) CLASS A INTEREST SHORTFALL CARRYFORWARD AMOUNT                                            0.00
          CLASS M INTEREST SHORTFALL CARRYFORWARD AMOUNT                                         0.00
          CLASS B INTEREST SHORTFALL CARRYFORWARD AMOUNT                                         0.00
          AGGREGATE INTEREST SHORTFALL CARRYFORWARD AMOUNT                                       0.00

   (B) CLASS A REALIZED LOSS AMOUNT                                                              0.00
          CLASS M REALIZED LOSS AMOUNT                                                           0.00
          CLASS B REALIZED LOSS AMOUNT                                                           0.00
          AGGREGATE REALIZED LOSS AMOUNT                                                         0.00

5.  AVAILABLE MAXIMUM SUBORDINATION AMOUNT                                               7,604,173.00

6.  PRINCIPAL PREPAYMENT RECEIVED DURING
     THE DUE PERIOD
     AMOUNT                                                                              2,150,067.21
     # OF LOANS                                                                                   133

7.  AMOUNT OF CURTAILMENTS RECEIVED DURING
     THE DUE PERIOD                                                                        204,394.52

8.  AMOUNT OF EXCESS AND MONTHLY PAYMENTS
     IN RESPECT OF PRINCIPAL RECEIVED DURING
     THE DUE PERIOD                                                                        460,544.91

9.  AMOUNT OF INTEREST RECEIVED                                                          1,893,858.74

10.  (A)  AMOUNT OF MONTHLY ADVANCES TO BE MADE ON
           THE DETERMINATION DATE
           MONTHLY ADVANCE TO BE DEPOSITED IN THE CERTIFICATE
           ACCOUNT PURSUANT TO SECTION 6.01 (a) (ii)                                             0.00

     (B)  AMOUNT OF COMPENSATING INTEREST                                                      443.98

11.  DELINQUENT AND FORECLOSURE INFORMATION (EXHIBIT L)

12.  AMOUNT OF REALIZED LOSSES DURING
       THE DUE PERIOD                                                                    1,604,798.46

13.  CLASS A-1 REMITTANCE AMOUNT:
       (A) CURRENT INTEREST REQUIREMENT                                78,827.20
       (B) PRINCIPAL DISTRIBUTION AMOUNT                            3,745,727.83
       (C) CARRY FORWARD AMOUNT                                             0.00
       (D) MONTHLY ADVANCE                                                  0.00

       TOTAL CLASS A-1 REMITTANCE AMOUNT                                                 3,824,555.03

     CLASS A-2 REMITTANCE AMOUNT:
       (A) CURRENT INTEREST REQUIREMENT                               102,015.83
       (B) PRINCIPAL DISTRIBUTION AMOUNT                                    0.00
       (C) CARRY FORWARD AMOUNT                                             0.00
       (D) MONTHLY ADVANCE                                                  0.00

       TOTAL CLASS A-2 REMITTANCE AMOUNT                                                   102,015.83

     CLASS A-3 REMITTANCE AMOUNT:
       (A) CURRENT INTEREST REQUIREMENT                               151,630.46
       (B) PRINCIPAL DISTRIBUTION AMOUNT                                    0.00
       (C) CARRY FORWARD AMOUNT                                             0.00
       (D) MONTHLY ADVANCE                                                  0.00

       TOTAL CLASS A-3 REMITTANCE AMOUNT                                                   151,630.46

   CLASS A-4 REMITTANCE AMOUNT:
     (A) CURRENT INTEREST REQUIREMENT                 127,563.70
     (B) PRINCIPAL DISTRIBUTION AMOUNT                      0.00
     (C) CARRY FORWARD AMOUNT                               0.00
     (D) MONTHLY ADVANCE                                    0.00

     TOTAL CLASS A-4 REMITTANCE AMOUNT                                                     127,563.70

   CLASS A-5 REMITTANCE AMOUNT:
     (A) CURRENT INTEREST REQUIREMENT                 107,484.28
     (B) PRINCIPAL DISTRIBUTION AMOUNT                      0.00
     (C) CARRY FORWARD AMOUNT                               0.00
     (D) MONTHLY ADVANCE                                    0.00

     TOTAL CLASS A-5 REMITTANCE AMOUNT                                                     107,484.28

   CLASS A REMITTANCE AMOUNT:
     (A) CURRENT INTEREST REQUIREMENT                 567,521.47
     (B) PRINCIPAL DISTRIBUTION AMOUNT              3,745,727.83
     (C) CARRY FORWARD AMOUNT                               0.00
     (D) MONTHLY ADVANCE                                    0.00

     TOTAL CLASS A REMITTANCE AMOUNT                                                     4,313,249.30

   CLASS M-1 REMITTANCE AMOUNT:
     (A) CURRENT INTEREST REQUIREMENT                 136,312.50
     (B) PRINCIPAL DISTRIBUTION AMOUNT                      0.00
     (C) CARRY FORWARD AMOUNT                               0.00
     (D) MONTHLY ADVANCE                                    0.00

     TOTAL CLASS M-1 REMITTANCE AMOUNT                                                     136,312.50

   CLASS M-2 REMITTANCE AMOUNT:
     (A) CURRENT INTEREST REQUIREMENT                 118,670.83
     (B) PRINCIPAL DISTRIBUTION AMOUNT                      0.00
     (C) CARRY FORWARD AMOUNT                               0.00
     (D) MONTHLY ADVANCE                                    0.00

     TOTAL CLASS M-2 REMITTANCE AMOUNT                                                     118,670.83

   CLASS M REMITTANCE AMOUNT:
     (A) CURRENT INTEREST REQUIREMENT                 254,983.33
     (B) PRINCIPAL DISTRIBUTION AMOUNT                      0.00
     (C) CARRY FORWARD AMOUNT                               0.00
     (D) MONTHLY ADVANCE                                    0.00

     TOTAL CLASS M REMITTANCE AMOUNT                                                       254,983.33

   CLASS B REMITTANCE AMOUNT:
     (A) CURRENT INTEREST REQUIREMENT                  94,500.00
     (B) PRINCIPAL DISTRIBUTION AMOUNT                      0.00
     (C) CARRY FORWARD AMOUNT                               0.00
     (D) MONTHLY ADVANCE                                    0.00

     TOTAL CLASS B REMITTANCE AMOUNT                                                        94,500.00

AGGREGATE REMITTANCE AMOUNT:
     (A) CURRENT INTEREST REQUIREMENT                 917,004.80
     (B) PRINCIPAL DISTRIBUTION AMOUNT              3,745,727.83
     (C) CARRY FORWARD AMOUNT                               0.00
     (D) MONTHLY ADVANCE                                    0.00

     TOTAL REMITTANCE AMOUNT                                                             4,662,732.63

14.  (A) REIMBURSABLE AMOUNT (I-22)                                                              0.00
     (B) GP REMITTANCE AMOUNT PAYABLE                                                            0.00


15.  (A) CLASS A-1 PRINCIPAL BALANCE AFTER
        DISTRIBUTION TO BE MADE ON THE
        REMITTANCE DATE AND AFTER ALLOCATION
        OF REALIZED LOSSES                                                              11,022,833.43

     (B) CLASS A-2 PRINCIPAL BALANCE AFTER
           DISTRIBUTION TO BE MADE ON THE
           REMITTANCE DATE AND AFTER ALLOCATION
           OF REALIZED LOSSES                                                                  19,745,000.00

     (C) CLASS A-3 PRINCIPAL BALANCE AFTER
           DISTRIBUTION TO BE MADE ON THE
           REMITTANCE DATE AND AFTER ALLOCATION
           OF REALIZED LOSSES                                                                  29,277,000.00

     (D) CLASS A-4 PRINCIPAL BALANCE AFTER
           DISTRIBUTION TO BE MADE ON THE
           REMITTANCE DATE AND AFTER ALLOCATION
           OF REALIZED LOSSES                                                                  23,496,000.00

     (E) CLASS A-5 PRINCIPAL BALANCE AFTER
           DISTRIBUTION TO BE MADE ON THE
           REMITTANCE DATE AND AFTER ALLOCATION
           OF REALIZED LOSSES                                                                  17,989,000.00

     (F) CLASS M-1 PRINCIPAL BALANCE AFTER
           DISTRIBUTION TO BE MADE ON THE
           REMITTANCE DATE AND AFTER ALLOCATION
           OF REALIZED LOSSES                                                                  22,500,000.00

     (G) CLASS M-2 PRINCIPAL BALANCE AFTER
           DISTRIBUTIONS TO BE MADE ON THE
           REMITTANCE DATE AND AFTER ALLOCATION
           OF REALIZED LOSSES                                                                  19,000,000.00

     (H) CLASS B PRINCIPAL BALANCE AFTER
           DISTRIBUTIONS TO BE MADE ON THE
           REMITTANCE DATE AND AFTER ALLOCATION
           OF REALIZED LOSSES                                                                  13,500,000.00

     (I) TOTAL POOL PRINCIPAL BALANCE AFTER
           DISTRIBUTION TO BE MADE ON THE
           REMITTANCE DATE AND AFTER ALLOCATION
           OF REALIZED LOSSES                                                                 156,529,833.43

16. TRIGGER EVENT CALCULATION                                                              TRIGGER ACTIVATED

THE TRIGGER EVENT WILL BE IN EFFECT IF EITHER

     (1)   (i)  EXCEEDS 50% OF (ii)
           (i)  SIXTY-DAY DELINQUENCY RATIO                        2.49%
           (ii) SENIOR ENHANCEMENT PERCENTAGE                     38.00%   6.55%                  NO

     (2)   BOTH (A) AND (B) OCCUR

           (A) EITHER (X) OR (Y) OCCUR
               (X) THE WEIGHTED AVERAGE FIVE-MONTH SIXTY-DAY DELINQUENCY RATIO
                       EXCEEDS 9%       OR                         3.01%
               (Y) THE CUMULATIVE REALIZED LOSSE           6,411,996.20      NO

           (B) EITHER (X) OR (Y) OCCUR
               (X) THE WEIGHTED AVERAGE FIVE-MONTH SIXTY-DAY DELINQUENCY RATIO
                         EXCEEDS 15%   OR                          3.01%
               (Y) THE CUMULATIVE REALIZED LOSSE           6,411,996.20      NO                   NO


                                                                                          ----------------------
                       IF EITHER (1) OR (2) = "YES", THEN THE TRIGGER EVENT IS ON EFFECT          NO
                                                                                          ----------------------

17.  CUMULATIVE REALIZED LOSSES                                                                          6,411,996.20

18.  AMOUNT BY WHICH THE FORMULA DISTRIBUTION AMOUNT
      EXCEEDS THE CLASS DISTRIBUTION AMOUNT                                                                      0.00

19.  (A)  SERVICING FEE FOR THE RELATED DUE PERIOD                                                          34,110.26

     (B)  CONTINGENCY FEE FOR THE RELATED DUE PERIOD                                                        34,110.26

     (C)  AMOUNT TO BE DEPOSITED TO THE EXPENSE ACCOUNT - TRUSTEE                                            5,676.43

     (D)  FHA PREMIUM ACCOUNT                                                                                3,391.85

20.  AMOUNT OF PAYMENTS AND REIMBURSEMENTS TO THE SERVICERS PURSUANT TO:

          (A)  SECTION 5.04 (b)                                                                                  0.00
          (B)  SECTION 5.04 (c)                                                                                  0.00
          (C)  SECTION 5.04 (d)(ii)                                                                              0.00
          (D)  SECTION 5.04 (e)                                                                                  0.00
          (E)  SECTION 5.04 (f)(i)                                                                          68,220.52

21.  CLASS A-1 POOL FACTOR (I-5):
    CURRENT CLASS A-1 PRINCIPAL BALANCE                                          11,022,833.43             0.20227981
    ORIGINAL CLASS A-1 PRINCIPAL BALANCE                                         54,493,000.00

    CLASS A-2 POOL FACTOR (I-5):
    CURRENT CLASS A-2 PRINCIPAL BALANCE                                          19,745,000.00             1.00000000
    ORIGINAL CLASS A-2 PRINCIPAL BALANCE                                         19,745,000.00

    CLASS A-3 POOL FACTOR (I-5):
    CURRENT CLASS A-3 PRINCIPAL BALANCE                                          29,277,000.00             1.00000000
    ORIGINAL CLASS A-3 PRINCIPAL BALANCE                                         29,277,000.00

    CLASS A-4 POOL FACTOR (I-5):
    CURRENT CLASS A-4 PRINCIPAL BALANCE                                          23,496,000.00             1.00000000
    ORIGINAL CLASS A-4 PRINCIPAL BALANCE                                         23,496,000.00

    CLASS A-5 POOL FACTOR (I-5):
    CURRENT CLASS A-5 PRINCIPAL BALANCE                                          17,989,000.00             1.00000000
    ORIGINAL CLASS A-5 PRINCIPAL BALANCE                                         17,989,000.00

    CLASS M-1 POOL FACTOR (I-5):
    CURRENT CLASS M-1 PRINCIPAL BALANCE                                          22,500,000.00             1.00000000
    ORIGINAL CLASS M-1 PRINCIPAL BALANCE                                         22,500,000.00

    CLASS M-2 POOL FACTOR (I-5):
    CURRENT CLASS M-2 PRINCIPAL BALANCE                                          19,000,000.00             1.00000000
    ORIGINAL CLASS M-2 PRINCIPAL BALANCE                                         19,000,000.00

    CLASS B POOL FACTOR (I-5):
    CURRENT CLASS B-1 PRINCIPAL BALANCE                                          13,500,000.00             1.00000000
    ORIGINAL CLASS B-2 PRINCIPAL BALANCE                                         13,500,000.00

    POOL  FACTOR:
    CURRENT POOL PRINCIPAL BALANCE                                              156,529,833.43             0.78264917
    ORIGINAL POOL  PRINCIPAL BALANCE                                            200,000,000.00

22.  (A)  WEIGHTED AVERAGE MORTGAGE INTEREST RATE                                                13.871%

     (B)  ADJUSTED MORTGAGE INTEREST RATE OF THE MORTGAGE LOANS                                  15.421%

     (C)  WEIGHTED  AVERAGE CLASS A-1,  CLASS A-2, CLASS A-3, CLASS A-4, CLASS
          A-5, CLASS M-1, CLASS M-2 AND CLASS B
          ADJUSTED MORTGAGE LOAN REMITTANCE RATE                                                  6.919%

                                                                        -----------------------------------------------
     (D) WEIGHTED AVERAGE MORTGAGE INTEREST RATE FOR                            02/28/99       03/31/99       04/30/99
                                                                        -----------------------------------------------
                                                                                  13.879%        13.874%        13.871%

23.   (A)  SENIOR PERCENTAGE                                                                     100.00%

      (B)  CLASS B PERCENTAGE                                                                      0.00%

24.   (A)  SPREAD AMOUNT                                                                   7,217,458.23

       (B)  SPECIFIED SUBORDINATED AMOUNT                                                 10,800,000.00

25.   (A) CLASS A APPLIED REALIZED LOSS AMOUNT                                                     0.00
           CLASS M APPLIED REALIZED LOSS AMOUNT                                                    0.00
           CLASS B APPLIED REALIZED LOSS AMOUNT                                                    0.00

      (B)  UNPAID  CLASS A REALIZED LOSS AMOUNT                                                    0.00
           UNPAID  CLASS M REALIZED LOSS AMOUNT                                                    0.00
           UNPAID  CLASS B REALIZED LOSS AMOUNT                                                    0.00

26.   ACCELERATED PRINCIPAL AMOUNT FOR THE CURRENT REMITTANCE DATE                           884,526.29

27.   (A) AMOUNT TO BE DEPOSITED INTO THE FHA PREMIUM ACCOUNT
         FOR THE DUE PERIOD                                                                    3,391.85
      (B) AMOUNT REIMBURSABLE TO THE SERVICER AND/OR THE
         CERTIFICATE INSURER FROM THE FHA ACCOUNT PURSUANT TO 6.06(b)(i)                       3,391.85

 28.  AMOUNT OF FHA PAYMENTS AND RELATED PAYMENTS
          RECEIVED DURING THE MONTH                                                           48,324.79

 29.  THE RESERVE AMOUNT FOR THE DUE PERIOD                                               19,828,131.12

 30.  CLAIMS FILED DURING THE DUE PERIOD                                                      21,810.18

 31.  CLAIMS PAID DURING THE PERIOD                                                           48,324.79

 32.  CLAIMS DENIED BY FHA DURING THE PERIOD                                                       0.00

 33.  CLAIMS PENDING PAYMENT BY FHA DURING THE DUE PERIOD                                          0.00

 34.  OTHER INFORMATION                                                                             N/A

                                   EXHIBIT L
                  REMIC DELINQUENCIES AS OF - APRIL 30, 1999


RESIDENTIAL     OUTSTANDING        #
TRUST           DOLLARS            ACCOUNTS     RANGES             AMOUNT             NO         PCT
1998-I          $163,747,291.66    8,309         1 TO 29 DAYS      13,091,205.11      871        7.99%
                                                30 TO 59 DAYS       1,587,567.09      100        0.97%
                                                60 TO 89 DAYS         999,176.09       62        0.61%
                                                90 AND OVER         2,553,226.15      134        1.56%

                                                FORECLOSURE           525,355.87       14        0.32%
                                                REO PROPERTY                0.00        0        0.00%


                                                TOTALS            $18,756,530.31    1,181       11.45%
                                                                  ====================================

RESIDENTIAL TRUST 1998-I

The following additional information, presented in dollars, pursuant to Section
6.10 subclauses (ii), (vi), (vii), (viii), (xiii), (xv), (xxii) is provided for each Class per $1,000 original dollar amount as of the Cut-Off Date.


SUBCLAUSE           CLASS A-1           CLASS A-2           CLASS A-3           CLASS A-4           CLASS A-5
-------------------------------------------------------------------------------------------------------------
(ii)                       271.02            1,000.00            1,000.00            1,000.00       1,000.00

(vi)                        39.46                0.00                0.00                0.00           0.00

(vii)                        3.75                0.00                0.00                0.00           0.00

(viii)                       8.14                0.00                0.00                0.00           0.00


(xiii)   (a)                 1.45                5.17                5.18                5.43           5.98
         (b)                68.74                0.00                0.00                0.00           0.00
         (c)                 0.00                0.00                0.00                0.00           0.00
         (d)                 0.00                0.00                0.00                0.00           0.00


(xv)                       202.28            1,000.00            1,000.00            1,000.00       1,000.00


(xxxv)                       0.00                0.00                0.00                0.00           0.00


SUBCLAUSE           CLASS M-1           CLASS M-2           CLASS B
-------------------------------------------------------------------------
(ii)                     1,000.00            1,000.00            1,000.00

(vi)                         0.00                0.00                0.00

(vii)                        0.00                0.00                0.00

(viii)                       0.00                0.00                0.00


(xiii)   (a)                 6.06                6.25                7.00
         (b)                 0.00                0.00                0.00
         (c)                 0.00                0.00                0.00
         (d)                 0.00                0.00                0.00


(xv)                     1,000.00            1,000.00            1,000.00


(xxxv)                       0.00                0.00                0.00